SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 16, 2002
                               --------------

                           McLEODUSA INCORPORATED
                               --------------

             (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    0-20763                  42-1407240
-------------------------------  ------------------------  --------------------
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer
     Incorporation)                                        Identification No.)


                     McLeodUSA Technology Park
                     6400 C Street S.W., P.O. Box 3177
                     Cedar Rapids, IA                          52406-3177
                     (Address of Principal Executive           (Zip Code)
                     Offices)


     Registrant's telephone number, including area code: (319) 790-7800
                               --------------



           -----------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




Item 2.  Acquisition or Disposition of Assets.

         On April 16, 2002, McLeodUSA Holdings, Inc.('Holdings"), a wholly-owned subsidiary of McLeodUSA Incorporated ("McLeodUSA"), completed the sale of all of the outstanding common stock of McLeodUSA Media Group, Inc., an Iowa corporation ("Pubco"), to Yellow Book/McLeod Holdings, Inc., a Delaware corporation ("Yellow Book") and a subsidiary of Yell Group Limited ("Yell"). Yellow Book was successor to Yell under the Stock Purchase Agreement, by and among Holdings, Yell and McLeodUSA, dated as of January 19, 2002, as amended (the "Pubco Agreement"). A copy of such agreement and the first amendment thereto are attached hereto as Exhibit
2.1 and Exhibit 2.2, respecitively. The gross proceeds from the sale were $600 million in cash.

         In connection with the transaction, McLeodUSA entered into a multi-year Publishing, Branding and Operating Agreement with Yellow Book, which, among other things, provides for the continued publishing of telephone directories under the McLeodUSA brand.

         Pursuant to the First Amended Plan of Reorganization of McLeodUSA Incorporated ("the Plan"), which was confirmed by the United States Bankruptcy Court for Delaware on April 5, 2002 and which became effective on April 16, 2002, the proceeds of the sale of Pubco constituted part of the cash payment distributed to holders of McLeodUSA's senior notes under the Plan. The Plan is described in the Disclosure Statement with Respect to Amended Plan of Reorganization of McLeodUSA Incorporated filed as Exhibit
99.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2002. The confirmed Plan of Reorganization is filed as Exhibit 2.2 to Current Report on Form 8-K filed with the SEC on April 22, 2002.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

         (b) Pro Forma Financial Information

         The Pubco Agreement provided for the sale of Pubco to Yell for $600 million in cash. On April 16, 2002, the transaction was completed. Pursuant to the Plan, which was confirmed by the United States Bankruptcy Court for Delaware on April 5, 2002 and became effective on April 16, 2002, the proceeds from the sale of Pubco constituted part of the cash payment distributed to holders of McLeodUSA's senior notes under the Plan. The attached pro forma information is intended to reflect the effect of the Pubco Agreement and does not include the full effect of the Plan. The pro forma condensed consolidated statements of operations for the year ended December 31, 2001 present the operating results of McLeodUSA, excluding the operations of Pubco and its subsidiaries as if the operations had been sold on January 1, 2001. The pro forma condensed consolidated balance sheet has been prepared assuming the sale took place on December 31, 2001.

         As of April 17, 2002, McLeodUSA will implement fresh start reporting under the provisions of Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code ("SOP 90-7"). Under SOP 90-7, McLeodUSA's reorganization fair value will be allocated to its assets and liabilities, its accumulated deficit will be eliminated, and its new equity will be issued according to the Plan. McLeodUSA is still evaluating the impact but anticipates that the adoption of SOP 90-7 and fresh start reporting will have a material effect on its financial statements. As a result, the financial statements published for periods following the effectiveness of the Plan will not be comparable to those published before the Plan is effective, including those contained herein.

         The unaudited pro forma condensed consolidated statements of operations, balance sheets and notes thereto should be read in conjunction with the consolidated financial statements included in McLeodUSA's Annual Report on Form 10-K/A for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on April 19, 2002.

         The unaudited pro forma information is not necessarily indicative of the consolidated results of operations or the consolidated financial position that would have resulted had the Pubco sale occurred on the dates described above, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.

McLeodUSA Incorporated and Subsidiaries
Proforma Condensed Consolidated Statement of Operations
(In millions except per share information)


                                                                                                                  Pro Forma
                                                                     Historical                                 Twelve Months
                                                                  Twelve Months                                     Ended
                                                                       Ended              Pro Forma             December 31,
                                                                 December 31, 2001       Adjustments (1)            2001
                                                                -------------------- --------------------------------------

          Revenue                                                           1,810.8              298.4             1,512.4
                                                                -------------------- --------------------------------------
          Operating expenses:
                    Cost of service                                         1,056.9              107.2               949.7
                    Selling, general and administrative                       664.7              133.9               530.8
                    Depreciation and amortization                             617.8               35.8               582.0
                    Restructuring, asset impairment and other
                       charges                                              2,942.1                  -             2,942.1
                                                                -------------------- --------------------------------------
                            Total operating expenses                        5,281.5              276.9             5,004.6
                                                                -------------------- --------------------------------------
                            Operating (loss) income                        (3,470.7)              21.5            (3,492.2)
                                                                -------------------- --------------------------------------
          Nonoperating income (expense):
                   Interest income                                             10.3                0.1                10.2
                   Interest expense                                          (253.2)                 -              (253.2)
                   Other income (expense)                                     113.8               (0.2)              114.0
                                                                -------------------- --------------------------------------
                            Total nonoperating expense                       (129.1)              (0.1)             (129.0)
                                                                -------------------- --------------------------------------
                            (Loss) income before income taxes              (3,599.8)              21.4            (3,621.2)
                                                                -------------------- --------------------------------------
          Income taxes                                                            -                  -                   -
                                                                -------------------- --------------------------------------
                            Net (loss) income                              (3,599.8)              21.4            (3,621.2)
          Gain on exchange of preferred stock                                 851.2                  -               851.2
           referred stock dividends                                           (45.9)                 -               (45.9)
                                                                --------------------   -------------------------------------
                            Net loss applicable to common shares           (2,794.5)              21.4            (2,815.9)
                                                                ==================== ======================================
          (Loss) income per common share                                      (4.51)              0.03               (4.54)
                                                                ==================== ======================================
          Weighted average common shares outstanding                          620.3                                  620.3
                                                                ====================                   ====================




McLeodUSA Incorporated and Subsidiaries
Proforma Condensed Consolidated Balance Sheets
(In millions except per share information)



                                                                   Historical            Pro Forma             Pro Forma
                                                                December 31, 2001     Adjustments(2)       December 31, 2001
                                                              --------------------------------------    ----------------------
 Assets
       Current assets:

            Cash, cash equivalents, & short-term investments                  151.9           592.1                    744.0

            Trade receivables, net                                            273.2          (94.0)                    179.2

            Inventory                                                          14.0               -                     14.0

            Deferred expenses                                                  54.0          (53.1)                      0.9

            Prepaid expense and other                                          32.3           (4.0)                     28.3
                                                              --------------------------------------   ----------------------
               Total Current Assets
                                                                              525.4           441.0                    966.4

       Long-term Assets

            Property and equipment, net                                     2,682.6          (36.3)                  2,646.3

            Goodwill and other intangibles, net                             1,440.4         (316.1)                  1,124.3

            Other investments                                                  28.3               -                     28.3

            Other long term assets                                             78.4               -                     78.4
                                                              --------------------------------------   ----------------------

                                                                            4,229.7         (352.4)                  3,877.3

                                                              --------------------------------------   ----------------------

 Total Assets                                                               4,755.1            88.6                  4,843.7
                                                              ======================================   ======================


 Liabilities and Shareholders' Equity
       Current liabilities:

            Current maturities of long-term debt                               17.3           (1.2)                     16.1

            Long-term debt classified as current                            2,978.9               -                  2,978.9

            Accounts payable - trade                                          105.0          (14.5)                     90.5

            Deferred revenue                                                   18.1               -                     18.1

            Customer deposits                                                  33.5          (30.1)                      3.4

            Other current liabilities                                         417.8           (5.8)                    412.0
                                                              --------------------------------------   ----------------------
               Total Current Liabilities
                                                                            3,570.6          (51.6)                  3,519.0


       Long Term Liabilities:

            Long term debt                                                    967.9           (1.6)                    966.3

            Deferred revenue, less current                                     16.4               -                     16.4

            Other long term liabilities                                        17.1               -                     17.1
                                                              --------------------------------------   ----------------------

                                                                            1,001.4           (1.6)                    999.8
                                                              --------------------------------------   ----------------------

               Total shareholders' equity                                     183.1           141.8                    324.9
                                                              --------------------------------------   ----------------------

 Total Liabilities and Shareholders' Equity                                 4,755.1            88.6                  4,843.7
                                                              ======================================   ======================


Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1.

         Represents the historical results of operations of Pubco for the year ended December 31, 2001.

Note 2.

         Represents the historical amounts of Pubco at December 31, 2001 except for cash. The cash pro forma adjustment gives effect to $600 million in cash proceeds from the sale net of closing costs of approximately $4.4 million. Pubco's $3.5 million cash balance at December 31, 2001 is also reflected as a reduction from the gross proceeds.

         (c) Exhibits.

         2.1 Stock Purchase Agreement, by and among McLeodUSA Holdings, Inc., Yell Group Limited, and McLeodUSA Incorporated, dated as of January 19, 2002.

         2.2 First Amendment to Stock Purchase Agreement, by and among McLeodUSA Holdings, Inc., Yell Group Limited, Yellow Book/McLeod Holdings, Inc.and McLeodUSA Incorporated, dated as of April 16, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2002                                McLEODUSA INCORPORATED


                                                 By: /s/ RANDALL RINGS
                                                 ---------------------------
                                                 Randall Rings
                                                 Group Vice President-Law




                               EXHIBIT INDEX


         2.1 Stock Purchase Agreement, by and among McLeodUSA Holdings, Inc., Yell Group Limited, and McLeodUSA Incorporated, dated as of January 19, 2002.

         2.2 First Amendment to Stock Purchase Agreement, by and among McLeodUSA Holdings, Inc., Yell Group Limited, Yellow Book/McLeod Holdings, Inc.and McLeodUSA Incorporated, dated as of April 16, 2002.